UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2020

AtriCure, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Innovation Way, Mason OH 45040

(Address of Principal Executive Offices, and Zip Code)

(513) 755-4100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	ATRC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 5, 2020, AtriCure, Inc. (the “Company”) issued a press release regarding its financial results for the third quarter ended September 30, 2020. The Company will hold a conference call on November 5, 2020 at 4:30 p.m. Eastern Time to discuss the financial results. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

In connection with the issuance of the press release described above, the Company is providing an updated version of its investor presentation. This presentation is available on www.atricure.com, is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Information in the presentation contains forward-looking statements regarding future events and performance of the Company. All such forward-looking statements are based largely on the Company’s experience and perception of current conditions, trends, expected future developments and other factors, and on management’s expectations, and are subject to risks and uncertainties that could cause actual results to differ materially, including, but not limited to, those factors described in the presentation and in the Company’s filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update or revise any financial or other projections or other forward-looking statements, whether because of new information, future events or otherwise.

The information in each of “Item 2.02 – Results of Operations and Financial Condition” and “Item 7.01 – Regulation FD Disclosure” and in the press release attached as Exhibit 99.1 and the presentation attached as Exhibit 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section. The information in each of Item 2.02 and Item 7.01 of this Form 8-K and each of Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be incorporated by reference into any filing (whether made before or after date hereof) or any other document under the Exchange Act or Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filing document.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

No.	Description

99.1	Press Release dated November 5, 2020 relating to financial results for the third quarter ended September 30, 2020

99.2	Investor Presentation updated as of November 5, 2020

104	Cover Page Interactive Data File--the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Date: November 5, 2020	By:	/s/ Angela L. Wirick
Angela L. Wirick
Chief Financial Officer